                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549

                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(b)
             of The Securities Exchange Act of 1934


                Date of Report: October 14, 1997
     (Date of earliest event reported: September 30, 1997)



                      STORAGE TRUST REALTY
       (Exact name of registrant as specified in its charter)



         Maryland                1-13462       43-1689825
(State or other jurisdiction  (Commission      (IRS Employer
   of incorporation)          File Number)  Identification No.)


                      2407 Rangeline Street
                    Columbia, Missouri 65202
     (Address and zip code of principal executive offices)

Registrant's telephone number, including area code:(573)499-4799


                         Not Applicable
 (Former name or former address, if changed since last report)

ITEM 5: ACQUISITION OF FACILITIES

During the period from May 21, 1997 to September 30, 1997, Storage Trust Realty (the "Company") has completed the acquisition of nine self-storage facilities through Storage Trust Properties L.P. (the "Operating Partnership"), a limited partnership controlled by the Company as its sole general partner and in which the Company holds a 93.74% ownership interest as of September 30, 1997. These facilities, totaling approximately 507,000 net rentable square feet, are located in five states, and were purchased for approximately $27,378,000.

All of the facilities were acquired in arms-length transactions and there are no material relationships, except as described below, between any of the sellers and the Company, the Operating Partnership, any other affiliate of the Company, any trustee or officer of the Company or any associate of any trustee or officer of the Company. Storage Realty Management Co., an affiliate of the Company, managed the Guardian Self Storage facility in Durham, North Carolina from November 1994 until the date of the acquisition.

Management of the Company determined the purchase price through arms-length negotiations, after taking into consideration such factors as the geographic location of the properties, demographics of the market areas, age and condition of the facilities, the projected amounts of maintenance costs and capital improvements, the current revenues of the facilities, comparable facilities competing in the applicable markets, rental rates and occupancy levels for the facilities and competing facilities, and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses.

Each of the facilities, except the Ferguson Shopping Center, has been used by the sellers as a self-storage facility prior to their acquisition by the Company, and the Company intends to continue the use of all of those facilities for that purpose. The Ferguson Shopping Center is a small neighborhood shopping center located in front of one of the Company's facilities and the Company intends to continue to operate this facility as a neighborhood shopping center.

These properties were acquired as follows:

     -    five for cash, and
     - four for a combination of cash and the tax-free exchange, through an intermediary, of eight of the Company's facilities (three in Gulfport, MS; two in Knoxville, TN; and one each in Fayetteville, NC; Wilmington, NC; and Odessa, TX)


The cash for the acquisitions was provided from funds available under the Company's $100 million revolving line of credit with BankBoston, N.A. (formerly The First National
Bank of Boston) and other lenders.

The following tables provide certain information concerning the facilities acquired:

TABLE I

                                                    Date of
Facility and Location          Seller(s)          Acquisition

Ferguson Shopping Center
9100 West Florissant Avenue   Nooney
Ferguson, MO                  Properties, Inc.    June 15,1997

Stor-It
Westheimer Road               Westheimer Mini
Houston, TX                   Storage, Inc.       June 24,1997

Store-N-Lok
Astrozon Court
Colorado Springs, CO          C.S. Associates     June 25,1997

Granbury Road Self Storage    Granbury Road
Granbury Road                 Security
Fort Worth, TX                Self Storage, LLC   July 23,1997

Stor-It
4341 Southwest Freeway        Southwest Freeway
Houston, TX                   Self-Storage, Inc.  July 24,1997

Guardian Self Storage
East Club Boulevard           Guardian
Durham, NC                    Group One           August 22,1997

American Home Self Storage
3540 Inwood Road              American Home Self
Dallas, TX                    Storage I, Ltd.     Sept. 25,1997

Sunbelt Self Storage
East Loop 820                 Sunbelt Self
Fort Worth, TX                Storage IV, Ltd.    Sept. 26,1997

Morse Road Mini Storage
2715 Morse Road               Morse Road
Columbus, OH                  Storage Properties  Sept. 30,1997

TABLE II

                                           Net            Percentage
                                         Rentable         Occupancy[4]
                            Purchase      Square   # of   at Date of
Facility and Location       Price        Footage   Units  Acquisition

Ferguson Shopping Center
9100 West Florissant Ave.
Florissant, MO           $   550,000 [1]  13,200      10       90%

Stor-It
Westheimer Road
Houston, TX              $ 3,080,000 [1]  53,000     540       66%

Store-N-Lok
Astrozon Court
Colorado Springs, CO     $ 1,928,000 [1]  74,521     567       82%

Granbury Road Self Storage
Granbury Road
Fort Worth, TX           $ 2,160,000 [2]  49,125     362       56%

Stor-It
4341 Southwest Freeway
Houston, TX              $ 6,320,000 [2]  79,220 [3] 697       86%

Guardian Self Storage
East Club Boulevard
Durham, NC               $ 2,650,000 [2]  50,450     456       96%

American Home Self Storage
3540 Inwood Road
Dallas, TX               $ 5,300,000 [1]  71,665     662       57%

Sunbelt Self Storage
East Loop 820
Fort Worth, TX           $ 1,840,000 [2]  47,550     468       97%

Morse Road Mini Storage
2715 Morse Road
Columbus, OH             $ 3,550,000 [1]  68,104     701       81%

Totals or Average        $27,378,000     506,835   4,463       78%


Notes to TABLE II:

[1]    Acquired for cash.
[2]    Acquired for cash of $1,805,000 and the exchange, through a third-party, of eight of the Company's facilities valued at $11,165,000.

  The following table provides certain additional information concerning the Company's facilities exchanged with Acquiport/Amsdell II Limited Partnership on July 22, 1997.

                                                            Percentage
                                                            Occupancy[4]
                               Sales       Square    # of   at Date of
Facility and Location          Price       Footage   Units  Exchange

Middlebrook Pike
Knoxville, TN                $ 1,213,000    29,752     302       96%

Kingston Pike
Knoxville, TN                $ 1,425,000    38,850     360       94%

Skibo Road
Fayetteville, NC             $ 1,903,000    41,600     364       86%

Shipyard Boulevard
Wilmington, NC               $ 1,478,000    41,092     365       73%

West 42nd Avenue
Odessa, TX                   $ 1,025,000    37,116     345       80%

Highway 49 North
Gulfport, MS                 $ 1,423,000    64,570     475       83%

Pass Road
Gulfport, MS                 $ 1,566,000    55,070     437       79%

Highway 90
Gautier, MS                  $ 1,132,000    36,150     348       90%

Totals or Average            $11,165,000   344,200   2,996       84%


[3] Purchase includes vacant ground for future development of approximately 30,000 net rentable square feet.
[4] Determined by dividing net rentable square footage occupied by total net rentable square footage.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(a)     FINANCIAL STATEMENTS APPLICABLE TO REPORTED FACILITIES

        Report of Independent Auditors

        Reported Facilities' Historical Summaries of Combined
          Gross Revenues and Direct Operating Expenses for the
          Six Months Ended June 30, 1997 (Unaudited) and for the
          Fiscal Period Ended December 31, 1996.

        Notes to Historical Summaries of Combined Gross Revenues and Direct Operating Expenses.

PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

        Pro Forma Consolidated Balance Sheet as of June 30, 1997
          (Unaudited).

        Pro Forma Consolidated Statement of Operations for the
          Six Months Ended June 30, 1997 (Unaudited).

        Pro Forma Consolidated Statement of Operations for the
          Year Ended December 31, 1996 (Unaudited).

        Notes to Pro Forma Consolidated Financial Statements
          (Unaudited).

(c)     EXHIBITS

        See Index to Exhibits, which is hereby incorporated by reference herein.

                 REPORT OF INDEPENDENT AUDITORS



To the Board of Trustees of
Storage Trust Realty

We have audited the accompanying Historical Summaries of Combined Gross Revenues and Direct Operating Expenses (the "Historical Summaries") for certain self-storage facilities as described in
Note 1 to the Historical Summaries (the "Reported Facilities") for the fiscal period ended December 31, 1996. These Historical Summaries are the responsibility of management of the Reported Facilities. Our responsibility is to express an opinion on these Historical Summaries based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Storage Trust Realty) as described in Note 2 to the Historical Summaries, and are not intended to be a complete presentation of the Reported Facilities' revenues and expenses.

In our opinion, such Historical Summaries present fairly, in all material respects, the combined gross revenues and direct operating expenses of the Reported Facilities for the fiscal period ended December 31, 1996 as described in Note 1 to the Historical Summaries, in conformity with generally accepted accounting principles.



                                   ERNST & YOUNG LLP

Chicago, Illinois
September 30, 1997

                      STORAGE TRUST REALTY
                      REPORTED FACILITIES

             HISTORICAL SUMMARIES OF COMBINED GROSS
             REVENUES AND DIRECT OPERATING EXPENSES

                     (amounts in thousands)

                                 Six Months    Fiscal Period
                                    Ended         Ended
                                   June 30,    December 31,
                                     1997          1996

                                 (Unaudited)
Gross revenues:
  Rental income                    $ 1,125        $ 1,756
  Other income                          53             26

  Total gross revenues               1,178          1,782

Direct operating expenses:
  Property operations                  354            649
  Real estate taxes                    129            194

  Total direct operating expenses      483            843

Gross revenues in excess of direct
  operating expenses               $   695        $   939


The accompanying notes are an integral part of these Historical
Summaries.

                     STORAGE TRUST REALTY
                      REPORTED FACILITIES

           NOTES TO HISTORICAL SUMMARIES OF COMBINED
          GROSS REVENUES AND DIRECT OPERATING EXPENSES


NOTE 1.    BUSINESS

The Historical Summaries of Combined Gross Revenues and Direct Operating Expenses (the "Historical Summaries") include the operations of the self-storage facilities (the "Reported Facilities") which were acquired by Storage Trust Properties, L.P. (the "Operating Partnership") from unaffiliated parties during the period from May 21, 1997 to September 30, 1997. The general partner of the Operating Partnership is Storage Trust Realty (the "Company"). The Reported Facilities consist of the following six self-storage facilities:


Facility                      Location       Acquisition Date

Stor-It (Westheimer Road)     Houston, TX         June 24, 1997
Stor-All                      Colo. Springs, CO   June 25, 1997
Stor-It (Southwest Freeway)   Houston, TX         July 24, 1997
American Home Self Storage    Dallas, TX          Sept. 25, 1997
Sunbelt Self Storage          Fort Worth, TX      Sept. 26, 1997
Morse Road                    Columbus, OH        Sept. 30, 1997


The Stor-It (Westheimer Road) facility commenced operations during April 1996. The Stor-It (Southwest Freeway) facility opened a significant expansion area in June 1996. The American Home Self Storage facility commenced operations during September 1996.


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Historical Summaries have been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations to be acquired. The Historical Summaries are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Reported Facilities have been excluded.

                      STORAGE TRUST REALTY
                      REPORTED FACILITIES

           NOTES TO HISTORICAL SUMMARIES OF COMBINED
          GROSS REVENUES AND DIRECT OPERATING EXPENSES


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Basis of Presentation (continued)

Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Reported Facilities.

Rental income is recognized when due from occupants. Expenses are recognized on the accrual basis.

Factors considered by management of the Company in assessing these acquisitions included geographic locations of the facilities, demographics of the market areas, rental rates and occupancy levels, competition, expenses such as maintenance and real estate taxes and projected capital expenditures. After a review of these factors and others, the Company is not aware of any material items relating to these facilities that would cause the reported financial information not to be representative of future operating results.

Use of Estimates

The preparation of the Historical Summaries in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 3.   INTERIM PERIOD

The unaudited Historical Summaries for the six months ended June 30, 1997 have been prepared in accordance with generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments of a normal recurring nature considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 1997 are not necessarily indicative of future operating results.

                      STORAGE TRUST REALTY

          PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


The following unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1997 and unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 1997 and for the year ended December 31, 1996 have been prepared to reflect the acquisition of nine self-storage facilities during the period from May 21, 1997 to September 30, 1997 (the "Acquired Facilities") and the other adjustments described in the accompanying notes. The pro forma consolidated financial information is based on the historical consolidated financial statements and other financial information in the Company's Form 10-Q for the period ended June 30, 1997 and the 1996 Annual Report to Shareholders, and should be read in conjunction with those financial statements and the notes thereto.

The Pro Forma Consolidated Balance Sheet was prepared as if the six Acquired Facilities that were acquired during the third quarter of 1997 were purchased on June 30, 1997.

The Pro Forma Consolidated Statements of Operations were prepared as if (a) the Acquired Facilities were purchased on January 1, 1996 or the date operations commenced, whichever was later, (b) other facilities acquired during 1996 and 1997 (see Notes 3 and 4 in the Notes to Pro Forma Consolidated Financial Statements) were purchased on January 1, 1996, (c) the Company completed the offering of 4,140,000 Common Shares, which occurred in July 1996, (the "1996 Share Offering") on January 1, 1996, and (d) the Company completed the funding of $100 million of unsecured Senior Notes on January 1, 1996.

The pro forma consolidated financial information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.

Net income decreased for the pro forma year ended December 31, 1996 and for the pro forma six months ended June 30, 1997 as compared to the actual results for these time periods due primarily to the fact that (a) the operations of five facilities acquired during 1997 were in their initial lease-up period and
(b) one facility acquired during 1997 was undergoing a significant expansion that opened in June 1996.

                      STORAGE TRUST REALTY
              PRO FORMA CONSOLIDATED BALANCE SHEET
                         JUNE 30, 1997
                     (amounts in thousands)
                          (unaudited)

                                Storage                  Storage
                                 Trust                    Trust
                                 Realty      Pro Forma    Realty
                               Historical   Adjustments Pro Forma
                                (Note 1)     (Note 2)
ASSETS
Investment in storage
  facilities, net               $353,098    $ 10,965 (a) $364,063
Cash and cash equivalents          5,683          -         5,683
Accounts receivable and
  other assets                     1,772          -         1,772
Deferred financing costs, net      1,220          -         1,220
Investment in joint ventures         236          -           236
  Total assets                  $362,009    $ 10,965     $372,974

LIABILITIES AND EQUITY
Liabilities:
  Mortgage and notes payable:
    Revolving line of credit    $ 13,900    $ 10,965 (a) $ 24,865
    Senior Notes                 100,000          -       100,000
    Other                             -           -
-
    Total                        113,900      10,965      124,865
  Accounts payable and
    accrued expenses               5,423          -         5,423
  Accrued interest payable         2,944          -         2,944
  Tenant prepayments               2,921          -         2,921
  Dividends and
    distributions payable          5,985          -         5,985
    Total liabilities            131,173      10,965      142,138

Minority interest                 16,131          -        16,131

Shareholders' equity:
  Common shares                      129          -           129
  Additional paid-in capital     220,531          -       220,531
  Distributions in excess of
    net income                    (5,955)         -
(5,955)
    Total shareholder's equity   214,705          -       214,705
    Total liabilities and
      shareholders' equity      $362,009     $ 10,965    $372,974


 The accompanying notes are an integral part of these statements.

                                       STORAGE TRUST REALTY
                          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                              FOR THE SIX MONTHS ENDED JUNE 30, 1997
                          (amounts in thousands, except per share data)
                                           (unaudited)
                      Storage                                         Storage
                      Trust       Other                               Trust
                      Realty       1997      Reported   Pro Forma     Realty
                   Historical Acquisitions Facilities Adjustments  Pro Forma
                      (Note 1)    (Note 3)    (Note 5)   (Note 6)
Revenues:
 Rental income        $27,147    $ 1,629     $ 1,125   $  (464)(a)(b)$29,437
 Management income        112         -           -         -            112
 Equity in earnings
  of joint ventures        39         -           -         -             39
 Other income             550         27          53       (37)(a)(b)    593
                                                               (c)
  Total revenues       27,848      1,656       1,178      (501)       30,181

Expenses:
  Property operations   5,738        469         354      (146)(a)(b)  6,415
  Real estate taxes     2,427        285         129       (38)(a)(b)  2,803
  General and admin.    1,424         -           -         -          1,424
  Interest              3,400        827          -        598 (d)     4,856
                                                            31 (e)
  Depreciation          4,325        288          -        221 (a)(f)  4,834
  Amortization            305         -           -          8 (g)       313
 Total
  expenses             17,619      1,869         483       674        20,645
Net income before
  minority interest    10,229       (213)        695    (1,175)        9,536
Minority interest       (653)        17          -         28 (h)      (608)
Net income            $ 9,576    $  (196)    $   695   $(1,147)      $ 8,928

Net income per share  $  0.74                                        $  0.69

Weighted-average
 numberof shares
  outstanding       2,897,195                                     12,897,195

The accompanying notes are an integral part of these statements.

                                       STORAGE TRUST REALTY
                          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED DECEMBER 31, 1996
                          (amounts in thousands, except per share data)
                                           (unaudited)

        Storage                                                       Storage
        Trust                                                         Trust
        Realty       1996      Other 1997   Reported    Pro Forma     Realty
     Historical Acquisitions Acquisitions Facilities   Adjustments  Pro Forma
        (Note 1)    (Note 4)     (Note 3)    (Note 5)    (Note 6)


Revenues:
 Rental
  income $42,499    $ 7,623      $ 6,606      $ 1,756   $(1,134)(i)(j) $57,350
 Management
  income     168        (23)          -            -         -             145
 Equity in
  earnings of
  joint
  ventures   100        (30)          -            -         -              70
 Other
  income     675         35           89           26        (3)(i)(j)     822
 Total
  revenues43,442      7,605        6,695        1,782    (1,137)        58,387

Expenses:
Property
 operation 9,541      1,654        1,810          649      (289)(i)(j)  13,365
Real estate
 taxes     3,710        696          993          194       (85)(i)(j)   5,508
General and
 admin.    2,549         45           -            -         -           2,594
Interest   4,190      3,494        3,277           -        828 (k)      9,362
                                                            535 (l)
                                                         (2,962)(m)
Deprec-
 iation    6,102      1,109        1,004           -        155 (i)(n)   8,370
Amort-
 ization     463         -            -            -        177 (o)        640
Total
 expenses 26,555      6,998        7,084          843    (1,641)        39,839
Net income
 before minority
 interest 16,887        607         (389)         939       504         18,548
Minority
 interest(1,091)      (261)         227           -        (92)(p)     (1,217)
Net
 income  $15,796    $   346      $  (162)     $   939   $   412        $17,331

Net income
 per shar$  1.46                                                       $  1.35

Weighted-average number
  of shares
  out-
  standing 10,803,871                                               12,874,932

The accompanying notes are an integral part of these statements.

                     STORAGE TRUST REALTY

      NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                          (unaudited)


NOTE 1.   STORAGE TRUST REALTY - HISTORICAL

The consolidated balance sheet as of June 30, 1997 and the consolidated statements of operations for the six months ended June 30, 1997 and for the year ended December 31, 1996 include the accounts of Storage Trust Realty (the "Company"), Storage Trust Properties, L.P. (the "Operating Partnership") and Storage Realty Management Co.

NOTE 2.   PRO FORMA ADJUSTMENTS - CONSOLIDATED BALANCE SHEET

Pro forma adjustments are as follows:

Record the acquisition of six of the nine Acquired
     Properties from unrelated parties that were completed after June 30, 1997 for an aggregate purchase price of $21,820,000 and estimated closing costs of $310,000. The acquisitions were financed through (i) draws on the Company's revolving line of credit and (ii) the exchange of eight of the Company's facilities with a net book value at $10,542,000.

NOTE 3.   OTHER 1997 ACQUISITIONS

These amounts reflect the net operations of 23 other facilities acquired and eight facilities exchanged during the period from January 1, 1997 to May 20, 1997 (date of last Form 8-K filed) as if they were acquired on January 1, 1996.

NOTE 4.   1996 ACQUISITIONS

These amounts reflect the net operations of 46 other facilities acquired and two facilities exchanged in 1996 as if they were acquired or exchanged on January 1, 1996.

                      STORAGE TRUST REALTY

      NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                          (unaudited)


NOTE 5.   REPORTED FACILITIES

These amounts include the combined gross revenue and direct operating expenses for six of the nine Acquired Facilities (the "Reported Facilities") for the six months ended June 30, 1997 and for the fiscal period ended December 31, 1996. The Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") for the Reported Facilities are included elsewhere herein.

          NOTE 6.   PRO FORMA ADJUSTMENTS - CONSOLIDATED
          STATEMENTS OF OPERATIONS


The pro forma adjustments are as follows:

                                                     Six Months Ended
                                                       June 30, 1997
(a)  Remove operations of the facilities exchanged:
       Rental income                                     $  (835)
       Other income                                      $    (2)
       Property operations                               $  (194)
       Real estate taxes                                 $   (72)
       Depreciation                                      $  (124)
Record operations of three other Acquired
     Facilities not included in the Historical Summaries:
       Rental income                                     $   371
       Other income                                      $     5
       Property operations                               $    48
       Real estate taxes                                 $    34
(c)  Remove interest income from the temporary
     investment of excess funds from the
     $75,000,000 funded under the Senior Notes
     on January 22, 1997.                                $   (40)
(d)  Record interest expense on the net funds
     disbursed for the acquisition of the Acquired
     Facilities ($16,649,000 at 7.2500%)                 $   598
(e)  Record net interest adjustment due to funding
     of Senior Notes                                     $    31

                        STORAGE TRUST REALTY

      NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                          (unaudited)


NOTE 6.   PRO FORMA ADJUSTMENTS - CONSOLIDATED STATEMENTS OF
          OPERATIONS (continued)

                                                     Six Months Ended
                                                       June 30, 1997

(f)  Record additional depreciation expense related to
     the Acquired Facilities [based on (i) a 40-year
     depreciable life and $20,185,000 allocated to
     buildings and (ii) a ten-year depreciable life and
     $2,088,000 allocated to furniture and equipment]    $   345
(g)  Record amortization of deferred costs related
     to the issuance of the Senior Notes over the
     weighted-average term of the Senior Notes.          $     8
(h)  Adjust minority interest based on adjustments
     to net income of the Operating Partnership.         $    28

                                                       Year Ended
                                                    December 31, 1996

(i)  Remove operations of the facilities exchanged:
       Rental income                                     $(1,681)
       Other income                                      $    (7)
       Property operations                               $  (374)
       Real estate taxes                                 $  (134)
       Depreciation                                      $  (249)
Record operations of three other Acquired
     Facilities not included in the Historical Summaries:
       Rental income                                     $   547
       Other income                                      $     4
       Property operations                               $    85
       Real estate taxes                                 $    49

                         STORAGE TRUST REALTY

      NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                          (unaudited)


NOTE 6.   PRO FORMA ADJUSTMENTS - CONSOLIDATED STATEMENTS OF
OPERATIONS (continued)

                                                       Year Ended
                                                    December 31, 1996

(k)  Record interest expense on the net funds
     disbursed for the acquisition of the Acquired
     Facilities ($16,649,000 at 7.2839%), adjusted
     for those Acquired Facilities that commenced
     operations in 1996.                                 $   828
(l)  Record net interest adjustment due to funding
     of Senior Notes                                     $   535
(m)  Record reduction in interest expense from use
     of net proceeds of the 1996 Share Offering
     ($78,894,000 at 7.3375% for 183 days and
     $10,230,000 at 7.25% for 9 days)                    $(2,962)
(n)  Record additional depreciation expense related
     to the Acquired Facilities [based on (i) a
     40-year depreciable life and $20,185,000
     allocated to buildings and (ii) a ten-year
     depreciable life and $2,088,000 allocated to
     furniture, fixtures and equipment], adjusted
     for those Acquired Facilities that commenced
     operations in 1996                                  $   404
(o)  Record amortization of deferred costs related
     to the issuance of the Senior Notes over the
     weighted-average term of the Senior Notes.          $   177
(p)  Adjust minority interest based on adjustments
     to net income of the Operating Partnership and
     the issuance of Common Shares.                      $   (92)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      STORAGE TRUST REALTY



October 14, 1997                       /s/ Michael G. Burnam
(Date)                                 Michael G. Burnam
                                       Chief Executive Officer

October 14, 1997                       /s/ Stephen M. Dulle
(Date)                                 Stephen M. Dulle
                                       Chief Financial Officer

                         INDEX TO EXHIBITS

Exhibit
 Number            Document Description

  23.1    Consent of Ernst & Young LLP.

                                                     Exhibit 23.1


                    CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 333-15765 and Form S-8 No. 333-15763) of Storage Trust Realty of our report dated September 30, 1997, with respect to the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses included in the Current Report on Form 8-K of Storage Trust Realty dated October 14, 1997, filed with the Securities and Exchange Commission.


                                      ERNST & YOUNG LLP

Chicago, Illinois
October 14, 1997